UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 19, 2010

Commission file number 333-113658

Sensus (Bermuda 2) Ltd.	Sensus USA Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Bermuda	98-0413362	Delaware	51-0338883
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8601 Six Forks Road, Suite 700, Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip Code)

(919) 845-4000

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2010, the Board of Directors (the “Board”) of Sensus (Bermuda 2) Ltd. and Sensus USA Inc. (collectively, the “Company”) appointed Mr. Louis D’Ambrosio to serve as the Non-Executive Chairman of the Board. Mr. D’Ambrosio was previously a member of the Board and will succeed Mr. Jonathan F. Boucher as the Non-Executive Chairman of the Board. Mr. Boucher will continue his service as a member of the Board.

As compensation for his service as the Non-Executive Chairman of the Board, Mr. D’Ambrosio will receive annual cash compensation in the amount of $80,000. This compensation will be paid in addition to the annual compensation currently being paid to Mr. D’Ambrosio for his service as a member of the Board and as the Chairman of the Strategic Planning Committee of the Board.

In connection with his appointment as the Non-Executive Chairman of the Board, Mr. D’Ambrosio also received a restricted share award in the amount of 150,000 shares of Class B common stock of Sensus (Bermuda 1) Ltd. (“Bermuda 1”). The restricted shares are service time vested over three years from the date of the grant, with 37,500 shares having been vested on the date of grant and with an additional 37,500 shares vesting on each anniversary of the date of grant. The unvested shares will be subject to forfeiture if Mr. D’Ambrosio no longer serves as the Non-Executive Chairman of the Board as of the applicable vesting date. In addition, the vesting of the restricted shares may accelerate upon the occurrence of certain stated liquidity events. The award was made in accordance with and subject to the terms and conditions of the Restricted Share Plan of Bermuda 1 (the “Restricted Share Plan”). Mr. D’Ambrosio and Bermuda 1 have entered into a Restricted Share and Shareholder Agreement with respect to the award (the “Restricted Share Agreement”). A copy of the Restricted Share Plan was filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-4 filed on March 16, 2004 and is incorporated herein by reference. A copy of the Restricted Share Agreement is being filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Restricted Share Plan of Sensus (Bermuda 1) Ltd. (incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form S-4 filed on March 16, 2004).

10.2	Restricted Share and Shareholder Agreement, dated October 19, 2010, by and between Louis D’Ambrosio and Sensus (Bermuda 1) Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS (BERMUDA 2) LTD.

Dated: October 22, 2010	By:	/S/ PETER MAINZ
	Name:	PETER MAINZ
	Title:	CHIEF EXECUTIVE OFFICER & PRESIDENT

SENSUS USA INC.

Dated: October 22, 2010	By:	/S/ PETER MAINZ
	Name:	PETER MAINZ
	Title:	CHIEF EXECUTIVE OFFICER & PRESIDENT